UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2026

WASTE ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-55049	27-3098487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Oakland Hills Court, Fairfield, California 94534

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 424.570.9446

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Nil	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously disclosed in the definitive proxy statement filed by Waste Energy Corp. (the “Company”) with the Securities and Exchange Commission, the Company solicited the written consent of its stockholders to approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 400,000,000 shares to 1,600,000,000 shares (the “Authorized Share Increase”).

The record date established for determining stockholders entitled to provide written consent was September 18, 2026, at 5:00 p.m. As of the record date, 329,375,544 shares of the Company’s common stock were issued and outstanding and entitled to vote.

The Company has completed its tabulation of the written consents received with respect to the Authorized Share Increase. Holders of an aggregate of 166,151,087 shares of common stock provided written consent in favor of the Authorized Share Increase, representing approximately 50.44% of the Company’s issued and outstanding common stock as of the record date. The Company received no votes against the proposal and no abstentions.

Accordingly, the Authorized Share Increase was approved by the Company’s stockholders.

The Company intends to file a Certificate of Amendment to its Articles of Incorporation with the Nevada Secretary of State to increase the number of authorized shares of common stock from 400,000,000 to 1,600,000,000. The Authorized Share Increase will become effective upon the effectiveness of the Certificate of Amendment in accordance with Nevada law.

The Authorized Share Increase does not, by itself, result in the issuance of any additional shares of common stock and does not alter the number of shares of common stock currently issued and outstanding.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE ENERGY CORP.

Date:	September 23, 2026

By:	/s/ Scott Gallagher
Scott Gallagher
Chairman, President, Chief Executive Officer and Interim Chief Financial Officer